UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 21, 2005

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31978 (Commission File Number)	39-1126612 (I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officers
Item 7.01 Regulation FD Disclosure
SIGNATURE
EX-99.1: PRESS RELEASE

Item 5.02 Appointment of Principal Officers

     On June 21, 2005, Assurant, Inc. issued a press release announcing certain officer appointments. The text of the press release, which is attached hereto at Exhibit 99.1, is incorporated by reference into this Item.

Item 7.01 Regulation FD Disclosure

     On June 21, 2005, Assurant, Inc. issued a press release announcing certain organizational changes. The text of the press release, which is attached hereto at Exhibit 99.1, is incorporated by reference into this Item.

Exhibit
99.1	Press Release dated June 21, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: June 21, 2005	By:	/s/ Katherine Greenzang

Name: Katherine Greenzang

Title: Senior Vice President, General Counsel and Secretary